Securities Act File No. 2-72428
                                                Securities Act File No. 33-72226
                                                Securities Act File No. 333-2265


                       Pilgrim Precious Metals Fund, Inc.
                        Pilgrim International Fund, Inc.
                            Pilgrim Russia Fund, Inc.

                       Supplement dated September 7, 2001
                   to the Statement of Additional Information
                               Dated March 1, 2001

Effective immediately, the following paragraph should be added to the end of the section entitled "Additional Purchase and Redemption Information" just prior to the subsection entitled "Special Purchases at Net Asset Value" on page 62 of the Statement of Additional Information:

     Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Fund reserves the right to amend or terminate this practice at any time.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.